Exhibit 99.2

1 Company Overview

2 This presentation (together with oral statements made in connection herewith, the "Presentation") is for informational purpos es only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Business Combination") between Healthcare Capital Corp. (“HCCC”) and Alpha Tau Medical Ltd. (“Alpha Tau” or th e “Company”). By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, reproduce, discl ose and use such information for any purpose other than for the purpose of your firm's participation in the potential financing, that you will not distribute, reproduce, disclose or use such information in any way detrimental to Alpha Tau or H CCC , and that you will return to HCCC and Alpha Tau, delete or destroy this Presentation upon request. You are also being advised that the United States securities laws restrict persons with material non - public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable th at such person is likely to purchase or sell such securities on the basis of such information. The information contained herein does not purport to be all - inclusive and none of HCCC or the Company, or Citigroup / Piper Sand ler / Cantor Fitzgerald (collectively, the “Placement Agents”) nor any of their respective subsidiaries, stockholders, shareholders, affiliates, representatives, control persons, partners, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to lega l a nd related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The reader shall not rely upon any state men t, representation or warranty made by any other person, firm or corporation (including, without limitation, the Placement Agents or any of their affiliates or control persons, officers, directors and employees) in making its investme nt or decision to invest in the Company. To the fullest extent permitted by law, in no circumstances will HCCC, the Company, or any of their respective subsidiaries, stockholders, shareholders, affiliates, representatives, control persons, p art ners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the inf ormation contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Company, the potential financing or the Business Combination. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectiv es, financial situations or financial needs. Use of Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company's ow n internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. F ina lly, while the Company believes its internal research is reliable, such research has not been verified by any independent source and none of HCCC, the Company or the Placement Agents, nor any of their respective affiliates nor any of i ts or their control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information. Forward - Looking Statements This presentation contains forward - looking statements, including without limitation, statements related to: HCCC or Alpha Tau be coming the leader in delivering innovative devices in medical technology, our ability to expand our development pipeline, opportunities to expand our portfolio through partnerships and collaborations, the progress, timing and re sults of our clinical trials, the safety and efficacy of our development programs, the timing of the potential approval of our products, the timing and commercial success of our products, strategies for completion and likelihood of succ ess for our business and activities, size and growth of markets in which we may compete and potential market opportunity, and potential growth opportunities. Forward - looking statements can be identified by the words “believe,” “anticipa te,” “continue,” “estimate “project,” “expect,” “plan,” “potential,” “intends,” “will,” “would,” “could,” “should” or the negative or plural of these words or other similar expressions that are predictions or indicate future events, trends or pro spects but the absence of these words does not necessarily mean that a statement is not forward - looking. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances ar e forward - looking statements. Forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially and repor ted results should not be considered as an indication of future performance. Actual results and the timing of events could differ materially from those anticipated in the forward - looking statements as a result of these risks and uncertain ties, which include, among others, those inherent in the preclinical and clinical development process and the regulatory approval process, the risks and uncertainties in commercialization and gaining market acceptance, the risks associ ate d with protecting and defending our patents or other proprietary rights, the risk that our proprietary rights may be insufficient to protect our development programs, the risk that we will be unable to obtain necessary capital when nee ded on acceptable terms or at all, competition from other products or procedures, our reliance on third - parties to conduct our clinical and non - clinical trials, our reliance on any third - party suppliers to manufacture clinical, non - clinical and any future commercial supplies of our products, and increased regulatory requirements. These statements are subject to the risk that clinical trial data are subject to differing interpretations, and regulatory agencies, medical and s cie ntific experts and others may not share HCCC’s or Alpha Tau’s views of the clinical study data. There can be no assurance that the clinical studies for our development programs will be successful in demonstrating safety and/or efficacy, tha t we will not encounter problems or delays in clinical development, or that any of our products will ever receive regulatory approval or be successfully commercialized. These forward - looking statements are based on information available to HCCC or Alpha Tau as of the date of this presentation and speak only as of the date of this presentation. HCCC and Alpha Tau disclaim any obligation to update these forward - looking statements, except as may be required by law. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer t o p urchase any securities of any nature whatsoever, and it may not be relied upon in connection with the purchase of securities. Disclaimer

3 Use of Projections This Presentation contains projected financial information with respect to Alpha Tau. Such projected financial information co nst itutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financia l i nformation. See "Forward - Looking Statements" paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such informat ion in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither HCCC’s nor the Company's independent auditors have audited, reviewed, compiled or perform ed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpos e o f this Presentation. In preparing and making certain forward - looking statements contained in this Presentation, Alpha Tau and HCCC made a number of economic, market and operational assumptions. The Company cautions that its as sumptions may not materialize and that current economic conditions render such assumptions, although believed reasonable at the time they were made, subject to greater uncertainty. Additional Information In connection with the proposed Business Combination, the Company intends to file with the SEC a registration statement on Fo rm F - 4 containing a preliminary proxy statement/prospectus of the combined company, and after the registration statement is declared effective, HCCC will mail a definitive proxy statement/prospectus relating to the proposed Bu siness Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or a ny other decision in respect of the Business Combination. HCCC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive pr oxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, HCCC and the Business Combination. When av ailable, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of HCCC as of a record date to be established for voting on the proposed Bus iness Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once ava ilable, at the SEC's website at www.sec.gov, or by directing a request to: Healthcare Capital Corp., 301 North Market Street, Suite 1414, Wilmington, DE 19801. Financial Information The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X promulgate d under the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the registration statement to be filed by HC CC and Alpha Tau with the SEC. Participants in the Solicitation HCCC, the Company and their respective directors and executive officers may be deemed participants in the solicitation of pro xie s from HCCC’s shareholders with respect to the proposed Business Combination. A list of the names of HCCC’s directors and executive officers and a description of their interests in HCCC is contained in HCCC’s final prospectus rel ating to its initial public offering, dated January 11, 2020, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Healthcare Capital Corp., 301 North Market Street, Sui te 1414, Wilmington, DE 19801. Additional information regarding the interests of the participants in the solicitation of proxies from HCCC’s shareholders with respect to the proposed Business Combination will be contained in the p rox y statement/prospectus for the proposed Business Combination when available. No Offer or Solicitation This Presentation shall not constitute a "solicitation" as defined in Section 14 of the Securities Exchange Act of 1934, as a men ded. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, i nve stment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the "Securities ") will not be registered under the Securities Act, and will be offered as a private placement to a limited number of "accredited investors" as defined in Rule 501(a) (1), (2), (3), (5) or (7) under the Securities Act and "Institutional Accoun ts" as defined in FINRA Rule 4512(cl. Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel a s t o the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Inv est ors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither the Company nor HCCC is making an offer of the Securities in any state where the offer is not permitted. NEI THE R THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the propert y o f their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but HCCC and Alpha Tau will asse rt, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Disclaimer (cont’d)

Uzi Sofer CEO & Chairman Alpha Tau Raphi Levy CFO Alpha Tau William Johns CEO Healthcare Capital Corp. Today’s Presenters 4 Confidential

uu Potential to Transform Solid Tumors Treatment • HCC evaluated many potential business combination candidates. Alpha Tau was chosen because of its innovative cancer radiotherapy and its potential to transform the treatment of solid tumors • HCC and its external advisors were particularly impressed by Alpha Tau’s proprietary therapy and advanced state of clinical development Differentiated Science • World - class science and medical research has harnessed the power of the alpha particle, with the potential to be applied directly into tumors • Isotopes attached to small metallic darts release alpha - emitting particles that can create double - strand DNA breaks, and have the potential to destroy cancer cells permanently • The alpha radiation is emitted inside the tumor, and may be able to minimize damage to healthy surrounding tissue 5 HCC’s Investment Rationale uu Wide - Ranging Applicability Potential • Alpha Tau’s technology process is innovative and proprietary, and may be able to broaden the scope for radiotherapy delivery across multiple clinical settings and different kinds of practitioners Well Positioned for Potential Marketing Approvals • Alpha Tau’s well - designed research and clinical trials across the world stand to further the progress toward potential marketing approvals for the treatment of challenging solid tumors, and may ultimately demonstrate that the Alpha DaRT is useful both as a monotherapy as well as in combination with other therapies Confidential

Alpha Tau – Key Investment Highlights 6 Proprietary Alpha DaRT designed to safely deliver alpha radiation with localized precision in solid tumors, sparing surrounding healthy tissue 1 Broad potential and preclinical evidence supporting evaluation across various solid tumors (skin, pancreas, breast, GBM, etc.) with 18 peer - reviewed pre - clinical papers 2 Exhibited 100% ORR and ~78% CR in first - in - human clinical trial in 28 SCC tumors, with over 75 clinical tumors treated to date exhibiting a similar profile 4 No systemic toxicities and minimal (grade < 2) local toxicities observed 5 Robust clinical - trial strategy with leading global centers, led by Memorial Sloan Kettering multi - center feasibility study, with FPI in early July 2021 6 Solid logistics based on purpose - built manufacturing facilities, built or in planning, in the US, Israel and Asia, with a highly scalable and optimized proprietary production process 7 Strong intellectual property (method and device) with over 135 issued and pending patents worldwide 8 Experienced management team, including Alpha DaRT’s co - inventors, with expertise in oncology development, manufacturing scale up and commercialization 9 Compelling potential immuno - stimulatory effect and synergetic combination with other therapies 3 Confidential

Therapeutic Focus We are focused on delivering solutions to three markets that we believe would be best served by the unique characteristics of the Alpha DaRT 7 Localized & Unresectable • Localized tumors that are not surgical candidates and tumors that recur after surgery and are resistant to other therapies, specifically radiotherapy • Alpha DaRT to be evaluated as a later line therapy • Tumor types include SCC, H&N SCC and prostate High Unmet Need • Solid tumors that have limited treatment options with limited SOC offering • Alpha DaRT could potentially target broad patient populations • Tumor types include GBM and pancreatic cancer Metastatic • Alpha DaRT would be evaluated for its potential to induce an immune response in metastatic tumors • Alpha DaRT would be evaluated in combination with check point inhibitors as an adjuvant therapy • Tumor types include liver, breast and H&N (which includes lip, oral cavity, salivary glands, oropharynx & pharynx) cancers Confidential

Geography Indication Pre - Clinical Research Feasibility Trial Pivotal Trial Marketing Authorization Anticipated Milestones North America Skin Cancers • Complete feasibility trial recruitment YE2021 Pancreatic Cancer • First patient in feasibility trial 1Q 2022 Israel Skin & Oral SCC All Skin & Oral Cancers • Trial completion and submission la/mHNSCC (combo with pembrolizumab) • Initiate feasibility combination trial with Keytruda 3Q - 4Q 2021 Pancreatic Cancer • Initiate feasibility trial 2Q 2022 Prostate Cancer • Initiate feasibility trial 3Q - 4Q 2021 Europe Neoadjuvant – Oral • Initiate multi - center feasibility trial 2Q 2022 Skin Cancers • Trials underway Breast Cancer • Trial underway Japan Skin & Oral SCC • Targeting completion in 4Q 2021 – 1Q 2022 Breast Cancer • Trial underway Additional Tumor Types Hepatic cell carcinoma, GBM, lung • Product development / pre - clinical trials currently underway 8 Development Pipeline U.S. Canada With over 75 clinical tumors treated to date across trials, our clinical trial strategy involves progressing our lead program (superficial tumors), particularly in the US, while conducting feasibility studies in other tumors in order to evaluate the potential of the Alpha DaRT in tumors of high unmet need or metastatic disease Confidential

Types of Radioactive Decay 9 Due to the mass of the alpha particle, in comparison to beta particle, alpha has a low penetration power. This means that the outside layer of the human skin, for example, can block these particles. Confidential

Potent Alpha Radiation: Extensively Damages the DNA 10 Conventional Gamma/Beta Radiation • Indirectly damaging the DNA • Dependent on oxygen presence • Repairable single strand breaks Alpha Radiation • Directly damaging the DNA • Independent of oxygen presence • Irreparable double strand breaks γ / β Radiation Single Strand Breaks Double Strand Breaks α Radiation O 2 Free Radicals Local radiation therapy with gamma or beta radiation is a mainstay of cancer treatment, but requires high local dose to be effective, as it primarily relies on single - strand breaks in a process relying on oxygen. Alpha radiation can be significantly more efficient given its ability to destroy both strands of the DNA directly, requiring lower levels of radiation Confidential

Healthy Tissue Healthy Tissue Alpha Radiation is Focal - Short Range Limits Clinical Use 11 Alpha Radiation Short range in tissue limits damage to surrounding organs but also limits coverage Beta/Gamma Radiation Long therapeutic range with risk to surrounding organs Whereas beta and gamma radiation can penetrate tissue with sufficient range to facilitate tumor coverage (while risking damage to healthy tissue), alpha radiation has short range in tissue (<100 μ m), which limits its clinical usefulness in local delivery Confidential

12 Mechanism of Action of the Alpha DaRT Technology 224 Ra Decay Chain Alpha DaRT leverages the innate decay chain of Radium - 224 The decay chain of Radium - 224 includes four alpha particles Radium - 224 has a half - life of ~3.7 days, while the remaining decay chain has a total half - life of approximately 12 hours, before eventually stabilizing in inert form Alpha DaRT The Alpha DaRT utilizes stainless steel sources that are impregnated with Radium - 224 When the Alpha DaRT source is injected into the tumor, the radium remains attached to the source while its daughter atoms detach, emitting cytotoxic alpha particle payloads as they move deeper into the tumor until eventually stabilizing Alpha DaRT is designed to overcome the range limitations of alpha particles through precise release of alpha emitters into th e tumor, generating a potent and tight distribution of alpha radiation α 224 Ra 3.7d 220 Rn 216 Po 212 Pb 212 Bi 56s 0.15s 10.64h α α 212 Po 208 Pb 208 Tl α α - - - Confidential

Alpha DaRT - Diffusing Alpha - emitters Radiation Therapy 13 https://www.youtube.com/watch?v=nwfzJHm0fTQ Confidential

Alpha DaRT is unique in its potential to deliver a high dose of radiation in a very conformal form, with sharp dose drop - off outside of a 5mm range 14 Alpha DaRT Has a Unique Potential to Preserve Healthy Tissues The range of the Alpha DaRT was observed to be meaningfully more extensive in tumor tissue than in healthy tissue in animal studies Dose until Removal (Gy) Asymptotic Dose (Gy) S Rn (0) = 0.31 Ci Asymptotic Dose (Gy) S Rn (0) = 1.60 Ci 5mm Confidential

Alpha DaRT Source Placement 15 Coverage of margins of 8 mm (last source to be placed 5 mm outside of the tumor) 5 mm safety distance from critical organs 5 mm < 5 mm between sources 5 mm 8 mm Through a series of Alpha DaRT injections to the tumor, spread a few millimeters apart, a clinician can potentially deliver alpha radiation to the full geometry of the tumor while taking care to avoid sensitive healthy tissue around the tumor Confidential

Intra - tumoral Delivery Methods 16 We Have a Total of Seven Applicators Which Have Been Developed for a Range of Potential Uses to Accommodate for: Treatment Delivery Method Duration of Implantation Tumor Location Our Applicators Allow Us Flexibility to Deliver Alpha DaRTs Into Both Superficial and Internal Tumors Applicators are supplied preloaded, sealed and designed for immediate use in the procedure room S ources are hollow and strung onto a surgical suture, allowing the clinician to insert the sources into the tumor and leave the suture in place Applicators are supplied preloaded or unloaded, and are designed to allow clinicians flexibility to load the sources in the course of treatment and to select how many sources to deliver Temporary Implants (Superficial Tumors) Permanent Implants (Internal Tumors) Example Indication: Pancreatic Tumors. Device is designed to be fitted to existing needles such as standard Fine Needle Aspirator (FNA) to ultimately deliver sources into the tumor Example Indication: Superficial Tumors. sources are affixed to a biocompatible suture and loaded inside the needle Alpha DaRT Needle Applicator Needle Applicator in Action Loading Device Procedure: FNA in Conjunction with Endoscopic Ultrasound Confidential

Response Observed in All Tested Solid Tumors in Preclinical Studies 17 Squamous Cell Carcinoma Lung Squamous Cell Carcinoma Pancreas Adenocarcinoma Prostate Adenocarcinoma Breast Carcinoma Glioblastoma Multiforme B - cell Lymphoma Melanoma Colon Carcinoma 18 Published Preclinical Studies in Peer - Reviewed Journals Lung Adenocarcinoma Across a variety of tumor types, we have not observed resistance to the radiation delivered by the Alpha DaRT Confidential

18 In challenging mice 4 months after treatment, those previously treated by the Alpha DaRT displayed a meaningful retained protection against regrowth of the same tumor type, as compared to the two control groups (1) Three groups of mice were inoculated with 5 x 10 5 CT 26 tumor cells and then treated with (1) DaRT + CP, Sildenafil and 2 xCpG, N= 10 (2) DaRT + CP, Sildenafil and CpG, N= 10 or (3) inert + CP, Sildenafil and 2 xCpG, N= 9 . Complete responders or tumor - resected mice were re - challenged ~ 4 months after DaRT with 5 x 10 6 CT 26 tumor cells. (2) CT 26 5 x 10 5 . (3) CT 26 5 x 10 6 . 0 3 6 9 12 15 18 21 24 27 Tumor Volume (mm 3 ) Days Post Re - Inoculation Tumor volume post colon tumor re - inoculation per previous treatment Naïve (n=5) Inert + Immuno-modulation¹ (n=9) DaRT + Immuno-modulation¹ (n=13) Observed Cancer - Specific Immune Protection ( / 2 ) Tumor Treatment by DaRT + Immunomodulators 1 Colon Tumor Cell Inoculation 2 Treatment by DaRT + Immunomodulators 1 Naïve Mice 74% 14 % DaRT + Immunomodulators (n=20) Inert + Immunomodulators (n=9) Complete response ~ 2.5 months post inoculation Tumor Re - Inoculation after Treatment by DaRT + Immunomodulators vs. Inert 1 Re - inoculation of Colon Tumor Cells (More Cells 3 ) CR from Treatment / Surgical Resection ~ 4 months Confidential

19 Observed Cancer - Specific Immune Protection ( 2 / 2 ) Tumor Re - Inoculation 2 (Challenge Assay) Colon 3 / Breast 4 Tumor Cell Re - inoculation 0% 100% 100% 100 % Colon (n=10) Breast (n=8) Colon (n=10) Breast (n=10) Tumor - bearing mice ~ 2 months post re - inoculation Tumor - free DaRT - treated mice Naïve mice Naïve Mice Inoculation of Colon 3 / Breast 4 Tumor Cells Immune - Memory Transfer 2 (Winn Assay) 17% 100% 100% 100 % Colon (n=12) Breast (n=9) Colon (n=12) Breast (n=8) Tumor - bearing mice ~ 2 months post inoculation Splenocytes from tumor - free DaRT - treated mice Splenocytes from naïve mice + Splenocytes from Tumor - free Pretreated Mice + Tumor Treatment by DaRT + Immunomodulators Colon 3 Tumor Cell Inoculation Treatment by DaRT + Immunomodulators 1 Naïve Mice 51% 6 % DaRT + Immunomodulators (n=43) Inert + Immunomodulators (n=17) Complete response ~ 2 months post inoculation DaRT - Treated Tumor - free + Naïve Mice (1) Immuno - modulation refers to a combination of low dose CP, Sildenafil and CpG. (2) Mice with CR from DaRT + immuno - modulators (n = 18 ) and naïve mice (n = 20 ) were inoculated with 5 x 10 5 CT 26 or DA 3 cells 52 days post inoculation (Challenge Assay). Naïve mice were injected intradermally with splenocytes from either naïve or CT 26 - bearing mice treated by DaRT and immunomodulators, coupled with CT 26 or DA 3 tumor cells (Winn assay). The presented results are based on cumulative data from two different experiments. (3) CT 26 5 x 10 5 . (4) DA 3 5 x 10 5 . This activity was then shown to be tumor - specific – the challenge only resisted regrowth of the same tumor line. It was also shown to be transferrable via the transfer of splenocytes Confidential

Key Eligibility Criteria SCC histopathologically confirmed Lesions ≤ 5 cm* Age ≥ 18 ECOG performance scale ≤ 2 Patients W/O immunosuppression Generally previously treated by radiation or surgery, recurrent *in the longest diameter (without nodal spread). 20 Treatment & Procedure Treatment plan based on CT - simulation Sources 1 cm length, 0.7 mm diam. Activity per source 2 µ Ci Outpatient setting Local anesthesia Number of sources inserted: min 3 , max 169 Timeline and Follow - Up Alpha DaRT sources insertion Removal after 15 days Check - up on days 4 , 9 and 30 after insertion Long term follow up based on standard of care Primary objective: Evaluate feasibility & safety Secondary objective: Evaluate initial tumor response & local progression - free survival Outline of Our First Clinical Study: Skin / Head & Neck SCC Trial Sites: Israel, Italy Confidential

Skin / Head & Neck SCC Study Results 21 100 % overall response rate Durable responses observed Responses observed within days Well tolerated; no systemic toxicity observed Efficacy Results Effective against radioresistant tumors (Patient median age = 80.5 years) Overall Response (n= 28 ) 21.4% 78.6% 0% 20% 40% 60% 80% 100% Partial Response Complete Response Baseline Disease Characteristics 77.2% 22.7 % CR Durability (~ 7 months) Local Control Local Recurrence Previously Treated 61 % First - line 39 % Previous Treatment 1 1 Most patients ( 60.7%) had recurrent and previously treated disease by either surgery, prior external beam radiotherapy or both; 13 of 31 ( 42%) had received prior RT. Previous RT 42 % Others 58 % Previous Radiotherapy Confidential

AP - 02 Complete Response 22 During 21 / 03 / 2017 After 01 / 06 / 2017 Planning Before 21 / 03 / 2017 Applicators used 6 Alpha DaRT sources inserted 10 Total activity [ µCi] 20 Age 80 Previous treatments Radiation, Surgery Tumor initial volume [ cm 3 ] 1.4 Confidential

AP - 022 Complete Response 23 During 30 / 08 / 2018 After 30 / 09 / 2018 Before 27 / 08 / 2018 During 30 / 08 / 2018 Applicators used 12 Alpha DaRT sources inserted 24 Total activity [ µCi] 48 Age 68 Previous treatments None Tumor initial volume [ cm 3 ] 2.8 Confidential

AP - 024 Complete Response 24 Applicators used 8 Alpha DaRT sources inserted 11 Total activity [ µCi] 22 During 13/11/2018 After 29 / 11 / 2018 Before 13 / 11 / 2018 During 13 / 11 / 2018 Age 61 Previous treatments None Tumor initial volume [ cm 3 ] 0.6 Confidential

25 Targeted treatment Designed to spare neighboring healthy tissue No systemic toxicity observed Negligible and short - term radioactivity in the patient’s body Safe procedure for caregivers No special shielding required Alpha DaRT Treatment was Well Tolerated Minimal local toxicity observed Minimal local toxicity with grade ≤ 2 resolved within a month No suppression of immune system observed Critical in these times of pandemic Incidence (%) Acute Local Toxicity Severity Grade 1 2 3 Administration site erythema 11 (41%) 9 (33%) 0 (0%) Administration site edema 9 (33%) 10 (37%) 0 (0%) Administration site pain 8 (30%) 11 (41%) 0 (0%) Administration site exudate 2 (7%) 8 (30%) 0 (0%) Administration site ulcer 4 (15%) 5 (19%) 0 (0%) Administration site numbness 1 (4%) 0 (0%) 0 (0%) Administration site pruritus 3 (11%) 0 (0%) 0 (0%) Administration site bleeding 1 (4%) 0 (0%) 0 (0%) Aural myiasis (administration site) 1 (4%) 0 (0%) 0 (0%) Decreased appetite 1 (4%) 0 (0%) 0 (0%) No systemic toxicities and minimal ( < grade 2) local toxicities observed to date Confidential

Potential Systemic Immune Effect Observed in One Patient Where a Second, Untreated Lesion Manifested CR 26 Before After 29 - Dec - 17 30 - Nov - 17 Untreated Tumors Treated Tumor Before After 29 - Dec - 17 30 - Nov - 17 Complete Response + Potential Systemic Immune Effect Confidential

Seeds of Hope Worldwide – Selected Current Clinical Trials Breast & Skin and Oral Multi - center TMDU, NCC, Tohoku University Pancreas At CHUM Skin & Oral IRST Breast Russia Active Active Checkpoint Inhibitor Combination Treatment Israel Preparation Completed SCC Skin, Head & Neck Israel Completed Skin At MSK and other centers in USA Active Active Skin Multi - center Leon Berard, Gustave Roussy, Amethyst, … Active 27 Confidential

28 FDA IDE Pilot Feasibility Study (Currently Recruiting) Location Memorial Sloan Kettering Cancer Center Target # of Patients 10 Tumor Type Skin Cancers Primary Objectives Determine feasibility of delivering radiotherapy using DaRT, with successful delivery in at least 7 patients, and assess frequency and severity of acute AEs Secondary Objectives Assessments of radiotherapy - related AEs, tumor response, radiation safety, stability of device placement, and QoL Eligibility Malignant skin or superficial soft tissue tumor 1 - 5 cm in size that is suitable for percutaneous interstitial brachytherapy • FDA has approved an expansion into a multi - center trial. First patient admitted to feasibility trial in early July 2021 • Breakthrough Device Designation received in June 2021 Confidential

Applicable Market Size – Estimates of Annual Incidence Data 29 Surgery , 900,000 , 90 % Non - Surgery , 100,000, 10% Surgery Recurrence , 4.5%, 40,500 US Applicable Mkt. Size SCC / H&N Annual Incidence US 1,000,000 China 133,500 Japan 28,000 Europe 550,000 Canada 17,500 Breast Annual Incidence US 276,480 China 416,370 Japan 92,300 Europe 355,460 Canada 26,900 Pancreas Annual Incidence US 57,600 China 125,000 Japan 44,000 Europe 103,400 Canada 6,000 Broad Incidences, 100 % US Incidence : 57,600 Radiation 151,580 55 % Non - Radiation 124,900 45% Stage 1 , 83,150 Stage 2 , 45,490 Stage 3 , 18,860 Stage 4 , 4,080 US Applicable Mkt. Size Source: Company estimates based on public industry sources. 1 L: 100,000 2 L: 57,500 Non - Surgery Recurrence 17%, 17,000 US Incidence: ~1 million 57,600 151,580 US Incidence : 276,480 US Applicable Mkt. Size Confidential

Simple Radioactive Supply Chain 30 Simple Radioactive Supply Chain 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 10 11 Alpha DaRT Radioactive Decay Activity per DaRT, µCi 8 µCi shipment 4 µCi shipment 1 half - life of 224 Ra = 3.7 days Personalized treatment, shipped out on a per - patient basis Simple planning ensures that an Alpha DaRT arrives with the required amount of 224 Ra available, even when allowing for radioactive decay, based on the known half - life of the 224 Ra 2 half - lives of 224 Ra = 7.3 days Targeted 2 µCi treatment dose Days after Shipment Sent Alpha DaRT is shipped in Excepted Packages (low levels of radioactivity), and can therefore be dispatched in suitable applicators by standard courier, requiring no special handling or protective gear in transit Delivery does not require any special handling and simple planning ensures on - time arrival Confidential

Global Manufacturing Facilities 31 For efficient commercial operations, we look to establish manufacturing operations in multiple regions of the world, to enable relatively short shipping times to our core markets Lawrence, Massachusetts (~125,000 sources per year - Ramping Up) Jerusalem (~ 400,000 sources per year - Equipping & Validation) Togane, Japan (In Design) Tel Aviv (Test Facility - Operational) Confidential

Uzi Sofer CEO & Chairman Raphi Levy Chief Financial Officer Prof. Itzhak Kelson Chief Physics Officer Prof. Yona Keisari Chief Scientific Officer Robert Den, MD Chief Medical Officer Amnon Gat Chief Operations Officer Ronen Segal Chief Technology Officer • Co - Founder and CEO of BrainsWay (NASDAQ: BWAY) • Medical device development, regulation, financing • Former executive director in charge of healthcare investment banking in Goldman Sachs Israel • Co - inventor of DaRT technology • Emeritus professor of physics (taught at Tel Aviv University, Yale University, Weizmann Institute etc.) • Co - inventor of DaRT technology • Professor of Immunology and Microbiology at Tel Aviv University, former NCI Post Doc Fellow • Radiation oncologist and Associate Professor at Thomas Jefferson University Hospital • Medical degree from Harvard Medical School • >20 years experience in medical devices and healthcare • Marketing strategy specialist • >20 years of top leadership roles, including medical device industry • Chairman of the BSMT Consortium The Alpha Tau Executive Team 32 Strong management team with years of experience across the scientific and medical device space Confidential

Uzi Sofer CEO & Chairman Michael Avruch Director Morr y Blumenfeld Director Meir Jakobsohn Director Alan Adler Director Gary Leibler Director John Brown Director Peter Melnyk Director • Co - Founder and CEO of BrainsWay (NASDAQ: BWAY) • Medical device development, regulation, financing • Expert in financing and restructuring • CEO & CFO experience • Former managing director at GE Healthcare, CEO of Quescon Consultants, Founding partner of Meditech Advisors Management, director at Mako • Founder of Medison Ltd., • Representing Amgen, Biogen, etc. for the marketing and distribution of their products • 14 Years at McKinsey • Senior Partner Evergreen Venture Capital • Chairman and CEO of Oridion until its sale to Covidien • Founder of Shavit Capital • Led >20 companies to IPO • Senior pharmaceutical executive and physician • Headed translational medicine globally for GSK & Royal College of Physicians • Former Chief Commercial Officer at Novocure • CEO of Fortovia Therapeutics • Former Neuroscience marketing director at Bristol - Myers Squibb Board of Directors Significant Industry Experience: 33 Diverse mix of cancer therapeutic, medical device and financial expertise providing value - added oversight and guidance to corporate leadership Confidential

34 Continued Track Record of Execution Distribution agreement with Medison Canada $29mm Series B financing Receipt of first Thorium - 228 in Lawrence, MA Investigator meeting for French multi - center trial Provisional Israeli MoH and IRB approvals for combination trial with Keytruda Apr - 20 May - 20 Sep - 20 Oct - 20 Dec - 20 Feb - 21 Mar - 21 Aug - 20 Israeli marketing approval for SCC of the skin & oral cavity Construction of Jerusalem manufacturing facility FDA approval of IDE supplement for expansion of pilot feasibility study into multi - center study Radioactive license for Jerusalem facility Lease facility in Japan Israeli MoH approval for prostate cancer protocol Confidential Jun - 21 Breakthrough Device Designation for Alpha DaRT in SCC in skin and oral cavity

Geography Indication 3Q 2021 4Q 2021 1H 2022 2H 2022 1H 2023 North America (Subject to COVID Opening) Skin Cancers (United States) Pancreatic Cancer (Canada) Israel la/mHNSCC (combination with pembrolizumab) Prostate Cancer Pancreatic Cancer Europe Oral Cavity SCC Japan Skin & Oral SCC 35 Anticipated Milestones First patient in feasibility trial in early July Clinical / Enrollment Regulatory Final read - out of feasibility trial Completion of multi - center pivotal trial Initiate feasibility trial Initiate feasibility trial Interim read - out of feasibility trial Interim results in combination trial with Keytruda Completion of pivotal trial and submission for PMDA review Potential PMDA approval Initiate multi - center oral cavity neoadjuvant feasibility trial First patient in feasibility trial Initiate feasibility combination trial with Keytruda Initiation of multi - center pivotal trial Confidential

Transaction Overview Confidential

37 Transaction Overview Transaction Summary • Alpha Tau and Healthcare Capital Corp. (Nasdaq: HCCC) to combine and create a publicly traded company focused on transforming the treatment of solid tumors through the precision delivery of Alpha radiation • The transaction represents an implied pro forma equity value of approximately $1 billion (1) and is expected to provide up to $367 million in gross proceeds, including up to $275 million of cash held in the trust account of Healthcare Capital Corp and a $92 million PIPE • The $92 million fully - committed PIPE is anchored by a combination of Healthcare - focused financial and strategic investors including Yozma Investment Co. (part of Yozma Group Korea), Grand Decade Developments (an affiliate of China Grand Pharmaceutical and Healthcare Holdings) and Medison Group, as well as other leading technology investors including OurCrowd, Regah Ventures and the co - founders of Apax Partners, Alan Patricof and Sir Ronald Cohen • All Alpha Tau shareholders will retain 100% of their equity holdings in the public company (1) Timing • The proposed business combination is expected to be completed by the end of 2021, upon which Alpha Tau is expected to be listed on Nasdaq (2) Use of Proceeds • After giving effect to the transaction (and assuming no redemptions by public shareholders), Alpha Tau is expected to have approximately $362 million of cash on the balance sheet (1) – Net proceeds are to be used for further deepening of Alpha Tau’s clinical strategy and broad R&D activities, expanding manufacturing capacity and preparing for commercialization, and are expected to provide cash runway at least into 2024 Management & Board • Alpha Tau will continue to be led by its current management team, and upon closing, it is expected that HCC Chairman Dr. David M. Milch will be appointed to the Alpha Tau Board of Directors (1) Assuming no redemptions from HCC public stockholders, PIPE proceeds of $ 92 mm and transaction expenses of $30mm. (2) Timing dependent upon the SEC review process and the satisfaction of other closing conditions. Confidential

38 Transaction Economics at Closing (1) Assume no shareholder redemptions. (2) Estimated existing Alpha Tau cash as of Q4 2021. (3) Share allocation is at transaction pricing and excludes unvested options and shares, potential future equity earn - outs , HCC public warrants and HCC sponsor warrants, and includes vested Alpha Tau options and warrants on a net exercise basis. (4) 40% of HCC’s Face Value Promote (or 6.875mm shares and 6.8mm warrants) will be retained. 20% of HCC’s Face Value Promote will be subject to a 3 - year earn - out, earned out if prior to 3 years from closing of the merger the volume weighed average stock price of the Company is in excess of $14/share for at least 20 out of 30 consecutive trading days. 15% of HCC’s Face Va lue Promote will be forfeited and allocated to employee and services providers of the Company for retention purposes (subject to vesting). 25% of HCC’s Face Value Promote will be retained if the total proceeds received from a PIPE and from HCC, net of de ferred underwriting fees and redemptions, is equal to or exceeds $250mm. (5) Fees and expenses to HCC and Alpha Tau, includes deferred underwriting fees from HCC’s IPO, advisory fees, PIPE fees, legal a nd other fees. $ in mm, unless otherwise noted. Confidential Transaction Cash Sources and Uses Sources $ % Uses $ % HCC Cash in Trust (1) $275 70.2% Cash to Balance Sheet 362 92.3% PIPE Investment 92 23.5% Estimated Transaction Fees & Expenses (5) 30 7.7% Estimated Cash Contribution from AlphaTau's Balance Sheet(2) 25 6.4% Total Sources $392 100.0% Total Uses $392 100.0% Pro Forma Valuation Pro Forma Ownership(3) Share Price $10.00 Total Shares 101.2 Equity Value $1,012 Pro Forma Cash (362) Enterprise Value $650 Pro Forma Ownership ($10.00 / share) (3) # Shares (mn) Current AlphaTau Shareholders 60.0 HCC Public Shareholders 27.5 PIPE Investors 9.2 HCC Sponsor(4) 4.5 Total 101.2 Existing AlphaTau Shareholders , 59.3 % Public HCC Shareholders , 27.2 % PIPE Investors , 9.1 % HCC Sponsor , 4.4%

39 Use of Proceeds • At the time of closing, the Company is expected to have approximately $362 million of cash on the balance sheet (1) • Funding is expected to provide cash runway at least into 2024 and to primarily be used for clinical programs, manufacturing c apa city and preparations for commercialization (1) Assuming all warrants remain outstanding at close, no redemptions from HCC public stockholders, PIPE proceeds of $ 92 mm and transaction expenses of $30mm. (2) Partially occurring prior to deal closure. Anticipated combined company is expected to be well capitalized. Near Term (2) $65 - 75mm • Operational expenses: $30 - 35mm • Company - led clinical trials underway or expected: ~$20mm • Near - term capex: $10 - 15mm • Pre - clinical / research collaborations: ~$5mm Mid Term ~$290mm • Company - led clinical trials currently underway or expected: ~$5mm • Additional studies expected to launch: ~$20mm • KOL center of excellence in planning: ~$10mm • Manufacturing plants planned in US (expansion), Japan, Europe and China: ~$120mm in total (~$30mm each) • ~$135mm available for commercialization preparation efforts Confidential

Saving Lives Globally 40 Confidential